Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT, dated as of August 29, 2026 (this “Amendment”), is entered into by and among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (“Americold”), Americold North America JV Member, LLC, a Delaware limited liability company (“Americold JV Member”), and Snowfall Topco LP, a Delaware limited partnership (“Investor”). Americold, Americold JV Member and Investor are each referred to herein individually as a “Party” and, collectively, as the “Parties.” Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Contribution Agreement (as defined below).

RECITALS

WHEREAS, the Parties, together with each of the entities listed on Schedule A hereto, are parties to that certain Contribution Agreement, dated as of May 7, 2026 (the “Contribution Agreement”);

WHEREAS, pursuant to Section 2.2.4 of the Contribution Agreement, the Allocated Gross Asset Value set forth on Schedule 2.2.2 of the Contribution Agreement and the allocations of Allocated Real Property Value and personal property set forth on Schedule 2.2.3 of the Contribution Agreement may be updated and amended by the mutual written agreement of Americold and Investor prior to the Closing;

WHEREAS, Exhibit F-1 (Pre-Closing Restructuring) and Exhibit F-2 (Closing Date Restructuring) attached to the Contribution Agreement illustrate, among other things, that the newly-formed limited liability company referred to therein as “HoldCo” will directly form Americold Dunkirk PropCo, LLC, a Delaware limited liability company (referred to therein as “JV Sub 11” and, herein, “Dunkirk PropCo”), as one of the wholly-owned subsidiaries through which the Dunkirk Property will be held following the Restructuring;

WHEREAS, Americold and Investor have agreed, in connection with the Restructuring, to interpose a new wholly-owned subsidiary of HoldCo, Americold Dunkirk HoldCo, LLC, a Delaware limited liability company (“Dunkirk HoldCo”), between HoldCo and Dunkirk PropCo, such that, in lieu of HoldCo contributing cash directly to Dunkirk PropCo as illustrated on Exhibit F-1 and Exhibit F-2 to the Contribution Agreement, HoldCo will instead contribute all of such contributed cash to Dunkirk HoldCo and Dunkirk HoldCo will in turn contribute such cash to Dunkirk PropCo; and

WHEREAS, pursuant to Sections 2.2.4, 5.1.3 and 9.3 of the Contribution Agreement, the Parties desire to enter into an amendment to the Contribution Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendments.

(a) Required Customer Contracts

(i) The definition of “Required Customer Contracts” of the Contribution Agreement is hereby amended and restated in its entirety and replaced with the following:

“Required Customer Contracts” means those Customer Contracts with Wakefern Food Corp.

(ii) The following Section 5.3.1(o) is added to the Contribution Agreement:

“that certain License Agreement, by and among Americold Dunkirk PropCo, LLC, a Delaware limited liability company, TRS Subsidiary, Americold New TRS Sub 1, LLC, a Delaware limited liability company, and Operator, attached as Exhibit A-1 to the First Amendment to Contribution Agreement.”

(b) The following Section 5.3.1(p) is added to the Contribution Agreement:

“that certain License Agreement, by and among Americold Allentown PropCo, LLC, a Delaware limited liability company, TRS Subsidiary, ART Mortgage Borrower Propco 2010 – 4 LLC, a Delaware limited liability company, and Operator, attached as Exhibit A-2 to the First Amendment to Contribution Agreement.”

(c) The following Section 5.3.1(q) is added to the Contribution Agreement:

“that certain License Agreement, by and among Americold Gouldsboro PropCo, LLC, a Delaware limited liability company, TRS Subsidiary, ART Mortgage Borrower Propco 2010 – 5 LLC, a Delaware limited liability company, and Operator, attached as Exhibit A-3 to the First Amendment to Contribution Agreement.”

(d) The following Section 5.3.1(r) is added to the Contribution Agreement:

“that certain License Agreement, by and among Americold 501 – 701 Kentile PropCo, LLC, a Delaware limited liability company, TRS Subsidiary, Americold Real Estate, L.P., a Delaware limited partnership, and Operator, attached as Exhibit A-4 to the First Amendment to Contribution Agreement.”

(e) Schedule 2.2.2 of the Contribution Agreement is hereby amended and restated in its entirety and replaced with the schedule attached on Annex 1 hereto.

(f) Schedule 2.2.3 of the Contribution Agreement is hereby amended and restated in its entirety and replaced with the schedule attached on Annex 2 hereto.

(g) Exhibit F-1 (Pre-Closing Restructuring) of the Contribution Agreement is hereby amended and restated in its entirety and replaced with the schedule attached on Annex 3 hereto.

(h) Exhibit F-2 (Closing Date Restructuring) of the Contribution Agreement is hereby amended and restated in its entirety and replaced with the schedule attached on Annex 4 hereto.

(i) Dunkirk HoldCo shall constitute a “Company Subsidiary” and an “Applicable Entity” for all purposes of the Contribution Agreement, and each reference in the Contribution Agreement to the Restructuring, the Restructuring Agreements or the structure charts attached as Exhibit F-1 or Exhibit F-2 shall be deemed to refer to the same as amended by this Amendment.

(j) The changes set forth in Section 1(a) through Section 1(i) of this Amendment will not (i) result in any adjustment to the Gross Asset Value or the Contribution Amount, (ii) adversely impact the Debt Financing or (iii) relieve Americold of any of its obligations under Section 7.11 of the Contribution Agreement.

Section 2. Effect on the Contribution Agreement.

(a) The Contribution Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(b) Except as specifically contemplated by this Amendment, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of any Party, nor constitute a waiver of any provision of the Contribution Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(c) Except as specifically set forth in this Amendment, all references in the Contribution Agreement to “this Agreement”, “herein” or like references will mean the Contribution Agreement as amended by this Amendment. This Amendment will not constitute any Party’s consent or indicate its willingness to consent to any other amendment, modification or waiver of the Contribution Agreement, the schedules thereto or any instruments or agreements referred to herein or therein. The Parties agree that this Amendment is effective as of the date first written above.

Section 3. Miscellaneous. Section 9.3 (Integration; Waiver), Section 9.4 (Governing Law), Section 9.5 (Captions Not Binding; Exhibits), Section 9.6 (Binding Effect), Section 9.7 (Severability), Section 9.8 (Notices), Section 9.9 (Counterparts; Electronic Signatures), Section 9.13 (Venue), Section 9.14 (Waiver of Jury Trial) and Section 9.10 (Additional Agreements; Further Assurances) of the Contribution Agreement shall apply to this Amendment, mutatis mutandis, as if fully set forth herein.

[Signature on Next Page]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

AMERICOLD: AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Americold Realty Trust, Inc., a Maryland corporation, its general partner

/s/ Nathan H. Harwell
Name: Nathan H. Harwell Title: EVP, Chief Legal & People Officer

AMERICOLD JV MEMBER: AMERICOLD NORTH AMERICA JV MEMBER, LLC, a Delaware limited liability company By: Americold Realty Operating Partnership, L.P., a Delaware limited partnership

By:	Americold Realty Trust, Inc., a Maryland corporation, its general partner

/s/ Nathan H. Harwell
Name: Nathan H. Harwell Title: EVP, Chief Legal & People Officer

[Signature Page to First Amendment to Contribution Agreement]

INVESTOR: SNOWFALL TOPCO LP, a Delaware limited partnership

By:	SNOWFALL TOPCO GP, LLC, a Delaware limited liability company, its general partner

/s/ Joseph Turley
Name: Joseph Turley
Title: President

/s/ Luuk Bogaarts
Name: Luuk Bogaarts
Title: Secretary

[Signature Page to First Amendment to Contribution Agreement]